                                  ANNUAL REPORT





                              Contrarian Value Fund







                                January 31, 2000



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Dear Fellow Shareholders:

     For the period February 10, 1999, the Fund's inception date, through the year ending January 31, 2000, the Fund's shares were down 24.37% verses a gain of 13.93% for the S&P 500 during the same period.

     It was a difficult year overall for the Fund. The Fund's share price peaked on May 21, 1999 at $11.16 and from there it seemed to be all downhill. Beginning in June, the Fund's shares experienced eight straight months of decline ending January 31, 2000 at $7.49. To say we are disappointed with the Fund's results thus far goes without saying.


                                         [GRAPH]


     The market rewarded large-cap high- P/E stocks all year. The larger the market cap and higher the P/E the better they performed. The dominance of growth stocks over value stocks held throughout the year. Will this trend continue? I don't know. However, what I have observed is that the money seems to be continuing to flow out of value stocks and into growth stocks causing value stocks to continue to get cheaper with relationship to P/E ratios. For example, if a stock historically traded at 20x earnings, then starts trading at 15x earnings, we would consider the stock undervalued. However, we might now find the stock trading at 12x earnings. So when does it become a good value. There in lies the value, and challenge of stock selection.

     With the prospect of the Federal Reserve increasing interest rates this year and the increasing volatility we have seen in the markets we approach the new year with caution while remaining optimistic that over the long term our strategies may yield more promising results.

     As of January 31, 2000 the fund's portfolio consisted of 27 stocks making up approximately 71% of the fund's $551,018 assets. The remaining 29% of assets were held either in cash or cash equivalents. A complete list of the fund's holdings as of January 31, 2000 can be seen on the accompanying Schedule of Investments.

     We appreciate your patience and confidence and want to thank you for your continued support.


Sincerely,



Mark H. Baumann, CFA, CFP
Chairman

Contrarian Value Fund
                                                         Schedule of Investments
                                                                January 31, 2000


 Shares/Principal Amount                         Market Value        % of Assets

 COMMON STOCKS

 Cigarettes
        700 Philip Morris Companies Inc.               14,656              2.66%

 Department Stores
            Dillard Dept. Stores Inc. Cl A              9,594              1.74%

 Drug Stores and Proprietary Stores
            Rite Aid                                   21,188              3.85%

 Electronic Computers
            Compaq Computer Corp.                      16,425
            Int'l Business Machines Inc.               11,219
                                                  -----------
                                                       27,644              5.02%

 Food Like Products
            Archer Daniels-Midland Co.                 23,500              4.26%

 Frozen Specialties, Nec
            Conagra Inc                                10,688              1.94%

 Funeral Services and Crematories
            Service Corp. Int'l. *                     13,688              2.48%

 Games, Toys, and Children's Vehicles
            Mattel Inc.                                20,875              3.79%

 Hotels and Motels
            Hilton Hotels Corp.                        25,312              4.59%

 Packaging Paper and Plastics Film, Coated and Laminated
            Pactiv Corp*                                8,325
            Tenneco Automotive                         15,900
                                                  -----------
                                                       24,225              4.40%

 Petroleum Refining
            Ashland Inc.                               13,025              2.36%

 Travel Trailers and Campers
            Fleetwood Enterprises                       8,156              1.48%

 Pharmaceutical Preparations
            ALZA Corp. Cl. A.*                         10,706              1.94%

 Telephone Communications
            American Telephone & Telegraph             26,375              4.79%

 Fire, Marine, and Casualty Insurance
            Berkshire Hathaway Class B*                24,690              4.48%

 Surgical and Medical Instruments and Apparatus
            Boston Scientific Corp.*                    8,300              1.50%

 Savings Institutions, Federally Chartered
            Commercial Federal                         14,500              2.63%

 Specialty Outpatient Facilities, Nec
            HEALTHSOUTH Corp.*                          8,250              1.50%

 Truck Trailers
            Navistar Intl Corp. New*                    9,828              1.78%

 Stationery Stores
            Office Depot Inc.*                         10,062              1.83%

 Delivery services, Mail
            United Parcel Services                     10,412              1.89%

 Computer Integrated Systems Design
            WEBB Interactive *                         16,400              2.98%

 Motion Picture and Video Tape Production
            Time Warner Inc.                           11,991              2.18%

 Refuse Systems
            Waste Management                            8,750              1.59%

 Total for Common Stock                               372,815             67.66%

 Unit Investment Trust

            S&P 500 Depositary Receipts                20,944              3.80%


            Total Investments (cost $473,737)         393,759             71.46%


            Other Assets Less Liabilities             157,259             28.54%

            Net Assets                                551,018            100.00%
                                                   ----------

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Contrarian Value Fund


Statement of Assets and Liabilities
     January 31, 2000

Assets:
     Investment Securities at Market Value                           $  393,759
          (Identified Cost - 473,737)
     Cash                                                               158,379
     Receivables:
          Dividends and Interest                                            700
                                                                     ----------
               Total Assets                                             552,838

Liabilities
     Accrued Expenses                                                     1,820
                                                                     ----------
               Total Liabilities                                          1,820
                                                                     ----------
Net Assets                                                           $  551,018
Net Assets Consist of:
     Capital Paid In                                                    744,715
     Accumulated Undistributed Net Investment Income                        220
     Accumulated Realized Gain (Loss) on Investments - Net            (113,939)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net                (79,978)
                                                                     ----------
Net Assets, for 73,590 Shares Outstanding                            $  551,018
                                                                     ----------
                                                                     ----------
Net Asset Value and Redemption Price
     Per Share ($551,018/73,590 shares)                                    7.49
Offering Price Per Share                                                   7.49

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Contrarian Value Fund

 Statement of Operations
 For the period of Feb 10, 1999 (commencement of operations) through Jan 31, 2000

Investment Income:
     Dividends                                                             8,678
     Interest                                                              8,524
                                                                      ----------
          Total Investment Income                                         17,202

Expenses
     Management Fees (Note 2)                                              7,902
     Administrative Fees                                                   3,161
                                                                      ----------
     Total Expenses                                                       11,063

Net Investment Income                                                      6,139

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                               (113,939)
     Unrealized Appreciation (Depreciation) on Investments              (79,978)
                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments                 (193,917)

Net Increase (Decrease) in Net Assets from Operations                  (187,778)

Contrarian Value Fund

Statement of Changes in Net Assets

                                                                      2/10/1999*
                                                                              to
                                                                         1/31/00

From Operations:
     Net Investment Income                                                 6,139
     Net Realized Gain (Loss) on Investments                           (113,939)
     Net Unrealized Appreciation (Depreciation)                         (79,978)
                                                                      ----------
     Increase (Decrease) in Net Assets from Operations                 (187,778)

From Distributions to Shareholders
     Net Investment Income                                               (5,919)
     Net Realized Gain (Loss) from Security Transactions                      0
                                                                      ----------
     Net Increase (Decrease) from Distributions                          (5,919)

From Capital Share Transactions:
     Proceeds From Sale of Shares                                        666,649
     Shares Issued on Reinvestment of Dividends                            5,919
     Cost of Shares Redeemed                                            (27,853)
                                                                      ----------
Net Increase from Shareholder Activity                                   644,715

Net Increase in Net Assets                                               451,018

Net Assets at Beginning of Period                                        100,000
Net Assets at End of Period (including accumulated undistributed net
     investment income of $220)                                          551,018
                                                                      ==========
Share Transactions:
     Issued                                                               65,871
     Reinvested                                                              718
     Redeemed                                                            (2,999)
                                                                      ----------
Net increase (decrease) in shares                                         63,590
Shares outstanding beginning of period                                    10,000
                                                                      ----------
Shares outstanding end of period                                          73,590
                                                                      ==========
*commencement of operations

Contrarian Value Fund

Financial Highlights

Selected data for a share outstanding throughout the period:        02/10/1999**
                                                                              to
                                                                         1/31/00

Net Asset Value -
     Beginning of Period                                                  10.00
Net Investment Income                                                      0.09
Net Gains or Losses on Securities
     (realized and unrealized)                                            (2.52)
                                                                          ------
Total from Investment Operations                                          (2.43)
Dividends
     (from net investment income)                                         (0.08)
Distributions (from capital gains)                                         0.00
Return of Capital                                                          0.00
                                                                          ------
Total Distributions                                                       (0.08)

Net Asset Value -
     End of Period                                                         7.49
Total Return                                                             -24.37%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      551

Ratio of Expenses to Average Net Assets *                                  1.75%
Ratio of Net Income to Average Net Assets *                                0.98%
Portfolio Turnover Rate *                                                231.49%

* Annualized
** commencement of operations.

  1.)SIGNIFICANT ACCOUNTING POLICIES
     Contrarian Value Fund (the "Fund") is a non-diversified series of Firstmark Partners (the "Trust"), an open-end management investment company. The Trust was organized in Delaware as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as the Contrarian Value Fund. The Fund's primary investment objective is to seek capital appreciation by primarily investing in a core portfolio of 20-30 common stocks that the Fund's adviser believes to be undervalued in the marketplace. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     REPURCHASE AGREEMENTS:
     The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by Firstmark, the Fund's investment advisor, under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian and pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a losses to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Firstock Financial Services, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.25% for investment adviser services and a fee equal to an annual average rate of 0.50% for administrative fees. As a result of the above calculation, for the period of February 10, 1999 (commencement of operations) through January 31, 2000, the advisor received management fees totaling $7,902 and administrative fees totaling $3,161.

  3.)RELATED PARTY TRANSACTIONS
     The owner of Firstock Financial Services, Inc. is also a trustee of the Contrarian Value Fund. This individual may receive benefits from any management fee paid to the Advisor. Waterhouse Securities, Inc. provides research and quotation services to the Fund at no charge due to an arrangement with Firstock Financial Services, Inc., the Advisor. The beneficial ownership either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2000, National Investor Services owned of record in aggregate more than 99% of the Fund.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At January 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $744,715.

  5.)PURCHASES AND SALES OF SECURITIES
     During the year ending January 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,506,797 and $919,121 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at January 31, 2000 was the same as identified cost. At January 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation             (Depreciation)          Net Appreciation (Depreciation)
------------             --------------          -------------------------------
   10,519                   (90,497)                        (79,978)

Board of Trustees
Contrarian Value Fund:

In planning and performing our audit of the financial statements of Contrarian Value Fund for the year ended January 31, 2000, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of Contrarian Value Fund is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of January 31, 2000.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
February 10, 2000

                                Board of Trustees
                                 Mark H. Baumann
                                 Jane A. Baumann
                              John R. Wingender Jr.
                               Robin R. Richardson
                                  Gary L. Teel

                               Investment Adviser
                        Firstock Financial Services, Inc.
                        808 south 74th Plaza, Suite #113
                           Omaha, Nebraska 68114-4666

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                                     Counsel
                     Anderson, Berkshire, Lauritsen & Brower
                       8805 Indian Hills Dr., Suite.# 200
                              Omaha, Nebraska 68114

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


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